NATIONWIDE MUTUAL FUNDS
Nationwide Mellon Dynamic U.S. Core Fund

Supplement dated June 17, 2021
to the Summary Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”) held on June 16, 2021, the Board approved a new subadvisory agreement with Newton Investment Management North America, LLC (“Newton US”) for the Nationwide Mellon Dynamic U.S. Core Fund, a series of the Trust (the “Fund”). The Board approved this agreement because BNY Mellon Investment Management, the parent investment management organization of Mellon Investments Corporation (“Mellon”), the subadviser to the Fund, intends to restructure the investment advisory business of Mellon by transferring Mellon’s portfolio management personnel to Newton US (the “Transaction”).  Upon the closing of the Transaction, which is anticipated to occur on or about August 31, 2021, (the “Effective Date”) the Trust’s subadvisory agreement with Mellon, with respect to the Fund, will terminate and the new subadvisory agreement with Newton US will become effective. It is currently anticipated that the Fund’s portfolio managers who are responsible for the day-to-day management of the Fund will remain the same as of the Effective Date. It is also anticipated that there will be no material changes to the Fund’s investment objective or strategies, no reduction in the nature or level of services provided to the Fund, and no increase in the management fee payable by the Fund as a result of the engagement of Newton US as the subadviser.

As of the Effective Date, the Summary Prospectus is amended as follows:

1.	The Fund is renamed the “Nationwide BNY Mellon Dynamic U.S. Core Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

2.	The information under the heading “Portfolio Management – Subadviser” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Newton Investment Management North America, LLC

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